SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                    (AMENDMENT NO. . . . . . . . . . . . . .)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           NEOMEDIA TECHNOLOGIES, INC.
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)


                           WILLIAM E. FRITZ, SECRETARY
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       __________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

       __________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       __________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       __________________________________________________________________

    5) Total fee paid:

       __________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     1)   Amount Previously Paid:______________________________________________

     2)   Form, Schedule or Registration Statement No:_________________________

     3)   Filing Party:________________________________________________________

     4)   Date Filed:__________________________________________________________

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 SECOND STREET, SUITE 600
                            FORT MYERS, FLORIDA 33901

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO
                            BE HELD ON MARCH 27, 1998

               --------------------------------------------------


TO OUR STOCKHOLDERS:

         A special meeting of the stockholders of NeoMedia Technologies, Inc. ("NeoMedia") will be held at the offices of NeoMedia, 2201 Second Street, Suite 600, Fort Myers, Florida 33901 on March 27, 1998, beginning at 9:30 a.m., Eastern Standard Time, for the following purposes:

         1. To approve an amendment to NeoMedia's Certificate of Incorporation to increase the number of shares of authorized common stock, par value $.01, to 50,000,000 shares and to authorize the creation of 10,000,000 shares of preferred stock, par value $.01 (Item No. 1 on the proxy card); and

         2. To approve the 1998 Stock Option Plan (Item No. 2 on the proxy card);

         3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         The close of business on February 17, 1998 has been fixed as the record date for determining the stockholders entitled to receive notice of and to vote at the special meeting or any postponement or adjournment thereof.

         BY ORDER OF THE BOARD OF DIRECTORS

February 20, 1998                                 /s/ WILLIAM E. FRITZ
Fort Myers, Florida                               ---------------------------
                                                  William E. Fritz, Secretary

                             YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT AS MANY SHARES AS POSSIBLE BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. PLEASE DATE, SIGN, AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT HAS BEEN VOTED.

                              [INSIDE FRONT COVER]

                               PROXY STATEMENT FOR
                       SPECIAL MEETING OF STOCKHOLDERS OF
                           NEOMEDIA TECHNOLOGIES, INC.
                          TO BE HELD ON MARCH 27, 1998

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

General.................................................................... 1

Proposal One - Increase in Number of Authorized Shares of
         Common Stock and Creation of Preferred Stock...................... 2

Proposal Two - Approval of the 1998 Stock Option Plan...................... 3
         General........................................................... 3
         The Plan and Participants......................................... 3
         Option Terms and Grants........................................... 4
         Federal Tax Aspects of the Plan................................... 6
         Vote Required for Approval of the Plan............................ 6

Stock Ownership of Directors, Executive Officers and Others................ 6

Executive Compensation..................................................... 9
         Summary Compensation Table........................................ 9
         Incentive Plan for Management.....................................10
         Option/Warrant Grants in 1996.....................................11
         Aggregate Options/SAR Exercises and Last Fiscal Year
            Year-End Option/SAR Values.....................................11
         Employment Agreements.............................................12
         Director Compensation.............................................13
Other Matters to be Acted Upon at the Special Meeting......................14

                           NEOMEDIA TECHNOLOGIES, INC.
                          2201 Second Street, Suite 600
                            Fort Myers, Florida 33901

                                PROXY STATEMENT
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                     TO BE HELD AT 9:30 A.M., MARCH 27, 1998

                                     GENERAL

         SOLICITATION OF PROXIES. This proxy statement is furnished in connection with the solicitation of proxies to be used at a Special Meeting of Stockholders (the "Special Meeting") of NeoMedia Technologies, Inc. ("NeoMedia"), a Delaware corporation, to be held at the principal offices of NeoMedia, 2201 Second Street, Suite 600, Fort Myers, Florida 33901, on March 27, 1998, beginning at 9:30 a.m., and at any postponements or adjournments thereof, for the purposes set forth herein. This proxy statement and the enclosed proxy are first being mailed on or about February 20, 1998, to stockholders of record.

         The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of NeoMedia.

         COSTS OF SOLICITATION. The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by NeoMedia. NeoMedia does not intend to solicit proxies otherwise than by use of the mail, but certain officers, directors and employees of NeoMedia, without additional compensation, may use their personal efforts, by telephone or otherwise, to solicit proxies.

         STOCKHOLDERS ENTITLED TO VOTE AND OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on February 17, 1998 are entitled to notice of the Special Meeting and to vote the shares of Common Stock of NeoMedia held by them on that date at the meeting or any postponements or adjournments thereof. Each outstanding share is entitled to one vote on each matter to be voted upon. As of January 30, 1998, there were 8,305,664 shares of NeoMedia's common stock issued and outstanding.

         QUORUM AND VOTE REQUIRED FOR APPROVAL. One-third of the outstanding shares are required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Special Meeting. A simple majority of the shares present in person or by proxy at the Special Meeting, at which a quorum is present, is required to approve the 1998 Stock Option Plan. The affirmative vote of a majority of the total outstanding shares of Common Stock is required to approve an amendment to NeoMedia's Certificate of Incorporation to increase the number of shares of common stock, $.01 par value ("Common Stock") that NeoMedia is authorized to issue to 50,000,000 shares and to authorize the issuance of 10,000,000 shares of preferred stock, $.01 par value ("Increase and Creation of Authorized Shares"). Votes may be cast by a stockholder in favor of or against the ratification of either the 1998 Stock Option Plan and/or the Increase and Creation of Authorized Shares, or a stockholder may elect to abstain. Abstentions and withheld votes will be counted for purposes of determining if a quorum is present and will have the same effect as votes against each matter. Broker non-votes (shares held of record by a broker for which a proxy is not given) will be counted for purposes of determining a quorum, and are shares not entitled to be voted and therefore will not be counted for purposes of determining the total number of votes on any matter considered at the meeting, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority by reducing the total number of shares from which the majority is calculated.

         VOTING AND REVOKING YOUR PROXY. A stockholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by giving the Secretary of NeoMedia written notice of revocation by submitting a later-dated proxy or by attending the Special Meeting in person and requesting that the powers of the holders of such person's proxy be suspended. Without such request, a proxy previously granted will not be revoked. If a stockholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a stockholder fails to so specify with respect to such proposals, properly executed proxies received prior to being voted will be voted "FOR" the adoption of the 1998 Stock Option Plan and "FOR" the Increase and Creation of Authorized Shares.

                                  PROPOSAL ONE
             INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         AND CREATION OF PREFERRED STOCK

         NeoMedia's Board of Directors has authorized an amendment to NeoMedia's Certificate of Incorporation that would increase NeoMedia's authorized capital stock to 50,000,000 shares of Common Stock, and would authorize 10,000,000 shares of preferred stock, $.01 par value ("Preferred Stock"). NeoMedia's current authorized capital stock is 15,000,000 shares of Common Stock. On January 30, 1998, 8,305,664 shares of Common Stock were outstanding.

         The additional shares of Common Stock to be authorized by the proposed amendment and the new Preferred Stock will be issuable in the discretion of the Board of Directors without further stockholder action. Such additional shares will be issuable for proper corporate purposes, such as the issuance of Common Stock upon the exercise of options issued pursuant to the terms of the 1998 Stock Option Plan described under Proposal Two below, for future financing and acquisition transactions, and common stock dividends or splits. Stockholder approval of the amendment to NeoMedia's Certificate of Incorporation to increase the authorized shares of Common Stock and to authorize the Preferred Stock will give NeoMedia greater flexibility by permitting such stock to be issued without the delay of obtaining stockholder approval. The Board of Directors believes it to be in the best interests of NeoMedia to increase the number of authorized shares of Common Stock and to authorize the issuance of the Preferred Stock to ensure that an ample number of such shares are available for issuance if such issuance becomes desirable.

         The additional shares of Common Stock authorized would become part of NeoMedia's existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock presently outstanding. There are no preemptive rights with respect to NeoMedia's Common Stock.

         The 10,000,000 shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as shall be authorized from time to time by the Board of Directors. The Board of Directors will be authorized to fix the designation of each series of Preferred Stock and the relative rights, preferences, limitations, qualifications, powers or restrictions thereof, including the number of shares comprising each series, the dividend rates, redemption rights, rights upon voluntary or involuntary liquidation, provisions with respect to a retirement or sinking fund, conversion rights, voting rights, if any, preemptive rights, other preferences, qualifications, limitations, restrictions and the special or relative rights of each series not inconsistent with the provisions of the Certificate of Incorporation.

"VOTE REQUIRED FOR APPROVAL OF INCREASE IN, AND CREATION OF, AUTHORIZED CAPITAL STOCK."

         NeoMedia's Board of Directors has authorized an amendment to its Certificate of Incorporation which would increase its authorized common capital stock to 50,000,000 shares and authorize 10,000,000 shares of Preferred Stock as provided above. The amendment will not be effective, however, until holders of at least a majority of the total outstanding shares of Common Stock vote "FOR" the amendment.

         THE BOARD OF DIRECTORS OF NEOMEDIA RECOMMENDS A VOTE "FOR" THE AMENDMENT TO INCREASE ITS AUTHORIZED COMMON CAPITAL STOCK TO 50,000,000 SHARES AND TO AUTHORIZE 10,000,000 SHARES OF PREFERRED STOCK.

                                  PROPOSAL TWO
                     APPROVAL OF THE 1998 STOCK OPTION PLAN

GENERAL

         NeoMedia currently has in effect its 1996 Stock Option Plan (the "1996 Stock Option Plan"), the purpose of which is to retain the services of selected employees and to attract new employees, consultants and directors by providing them with the opportunity to acquire a proprietary interest in NeoMedia and thus share in its growth and success. The 1996 Stock Option Plan provides for the granting of a maximum of 1,500,000 "incentive stock options", within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), and non-qualified (or nonstatutory) stock options. As of the date hereof, options to purchase 1,467,152 shares of Common Stock have been granted under the 1996 Stock Option Plan. All of such granted options are non-qualified options. In the opinion of the Board of Directors, NeoMedia and its stockholders have benefitted substantially from being able to grant options under the 1996 Stock Option Plan. Such options, in the opinion of the Board, have been a highly effective incentive to the employees, consultants and directors receiving them and have created a commonality of purpose between NeoMedia's officers and other employees, consultants, directors and its stockholders with respect to NeoMedia's strategies for profitable growth and share-value appreciation. In the opinion of the Board, NeoMedia's ability to provide additional stock options to its officers, other employees, consultants and directors in the future will benefit NeoMedia's long-term performance. Accordingly, the Board of Directors believes it is in NeoMedia's best interest to adopt a new stock option plan which, if approved by the stockholders, will authorize it to award stock options to its officers, other employees, consultants and directors without further stockholder approval.

THE PLAN AND PARTICIPANTS

         On January 26, 1998, the Board of Directors adopted the 1998 Stock Option Plan (the "Plan"). The Plan authorizes the grant of non-qualified options to purchase up to an aggregate of 8,000,000 shares of NeoMedia's Common Stock, to (i) officers and other full-time salaried employees of NeoMedia with managerial, professional or supervisory responsibilities, (ii) consultants and advisors who render bona fide services to NeoMedia, in each case, where the Committee of the Board of Directors which will administer the Plan, determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of NeoMedia, and (iii) to NeoMedia's directors. As used herein with respect to the Plan, references to NeoMedia include subsidiaries of NeoMedia.

         The purposes of the Plan are to enable NeoMedia to attract and retain persons of ability as officers and other employees, to attract and retain able directors and consultants, and to motivate such persons to use their best efforts on behalf of NeoMedia by providing them with an equity participation in NeoMedia. The full text of the Plan is set forth in Appendix A hereto, and the following description is qualified in its entirety by reference to Appendix A.

         The Plan will be administered by a Committee, which will be appointed by NeoMedia's Board of Directors and must consist of two or more members of the Board of Directors, each of whom must be a "disinterested" person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee is currently comprised of A. Hayes Barclay and James J. Keil. Under the terms of the Plan, the Committee will have the authority to determine, subject to the terms and conditions of the Plan, the persons to whom options are granted, the number of options granted to each optionee and the terms and conditions of each option, including its duration.

         The Plan can be amended, suspended, reinstated or terminated, in whole or in part, by the Board of Directors; provided, however, that without approval of NeoMedia's stockholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increases the benefits accruing to participants under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan, or
(vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. Unless previously terminated by the Board of Directors, the Plan will terminate on January 26, 2008, and no additional options may be granted after that date.

OPTION TERMS AND GRANTS

         Stock options may be granted under the Plan to purchase Common Stock at an exercise price determined by the Committee. As of ________, 1998, the closing price of the Common Stock on the NASDAQ SmallCap Market was $_______. There is no limitation on the number of stock options which may be granted to any optionee under the Plan. It is currently anticipated that stock options will be granted to non-employee directors on the date such person first becomes a member of the Board of Directors, upon each re-election of such person as a director and for attendance at each directors' meeting.

         Exercise of the options will be contingent on (a) the optionee's employment or relationship with NeoMedia at the time of exercise and (b) determination by the Committee that performance of an optionee merits such exercise.

         The Plan provides that, if a stock option or portion thereof expires or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such stock option or portion thereof shall be available for future grants of stock options under the Plan.

         Under the terms of the Plan, the option price for all options must be paid in cash, by check, bank draft or money order, or with Common Stock of NeoMedia owned by the optionee and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be so purchased (subject to limitations or conditions determined by the Committee in its discretion), or a combination thereof.

         Under its terms, the Plan becomes effective upon adoption by the Board of Directors subject, however, to approval of the Plan by the stockholders. Options may be granted from time to time following adoption of the Plan by the Board and prior to approval by the stockholders; however, if the Plan is not approved by the stockholders, then the Plan, and all options previously granted under it, become null and void and of no effect.

         Options granted under the Plan will not be assignable or transferable except by will or the laws of intestate succession or pursuant to a qualified domestic relations order. Options granted under the Plan may be exercised by the optionee (or the optionee's legal representative) only while the optionee is employed by NeoMedia, or within one year after termination of employment due to a permanent disability, or within three months after termination of employment due to retirement. The executor or administrator of a deceased optionee's estate or the person or persons to whom the deceased optionee's rights thereunder have passed by will or by the laws of descent or distribution shall be entitled to exercise the option within one year after the death of the optionee. Options expire immediately in the event an optionee is terminated with or without cause; provided, however, in the event NeoMedia terminates the employment of an optionee who at the time of such termination was an officer of NeoMedia and had been continuously employed by NeoMedia during the two-year period immediately preceding such termination, for any reason except "good cause" (as defined in the Plan), each stock option held by such optionee (which had not then previously lapsed or terminated and which had been held by such optionee for more than six months prior to such termination) shall be exercisable for a period of three months after such termination to the extent otherwise exercisable during the period. Options granted to a non-employee director who ceases to be a director are exercisable within one year after termination of service. All of the aforementioned exercise periods set forth in this paragraph are subject to the further limitation that an option shall not, in any case, be exercisable beyond its stated expiration date.

         The purchase price and the number and kind of shares that may be purchased upon exercise of options granted under the Plan, and the number of shares which may be granted under the Plan, are subject to adjustment in certain events, including stock splits, recapitalizations and reorganizations. If any portion of an option terminates or lapses without being exercised, the shares which were subject to the unexercised portion will continue to be subject to the Plan, and new options may be granted in respect of such shares in accordance with the terms and conditions of the Plan.

FEDERAL TAX ASPECTS OF THE PLAN

         Set forth below is a general summary of the Federal income tax consequences associated with the Plan.

         Non-qualified options granted under the Plan are not intended to qualify for the favorable income tax treatment accorded under the Code to incentive stock options. An optionee should not recognize any income for Federal income tax purposes at the time of the grant of options under the Plan. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and (b) NeoMedia receives a tax deduction for the same amount, subject to applicable withholding requirements. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss and will not result in any additional deduction by NeoMedia.

VOTE REQUIRED FOR APPROVAL OF THE PLAN

         NeoMedia's Board of Directors has approved the Plan. However, the Plan will not be adopted unless the holders of at least a majority of the shares of Common Stock present or represented at the meeting and entitled to vote thereon vote "FOR" approval of the Plan.

         THE BOARD OF DIRECTORS OF NEOMEDIA RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN.

           STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND OTHERS

         The following table provides information concerning the beneficial ownership of common stock of NeoMedia as of January 15, 1998, (i) by each person or entity known by NeoMedia to own beneficially more than five percent of NeoMedia's common stock, (ii) by each of NeoMedia's current directors, (iii) by each executive officer of NeoMedia named in the Summary Compensation Table below, and (iv) by all executive officers and directors of NeoMedia as a group.



                                            AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)          PERCENT OF CLASS(1)
------------------------                    -----------------------          -------------------

Charles W. Fritz(2)(3)                               1,992,369                     22.8%

Fritz Family Limited Partnership(2)(4)               1,511,742                     18.2%

Chandler T. Fritz 1994 Trust(2)(5)(6)                   58,489                       *

Charles W. Fritz 1994 Trust(2)(5)(7)                    58,489                       *

Debra F. Schiafone 1994 Trust(2)(5)(8)                  58,489                       *

Charles T. Jensen(2)(9)                                 90,386                      1.1%

Robert T. Durst, Jr.(2)(9)                             153,657                      1.9%

A. Hayes Barclay(10)                                    10,000                       *

James J. Keil(11)                                        8,000                       *

Paul Reece(12)                                           5,000                       *

Dan Trampel (2)(9)                                      90,386                      1.1%

Kevin Leininger (2)(9)                                  94,906                      1.1%

All executive officers and
  directors as a group (9 persons)(13)               4,131,913                     45.1%

--------------------------------------------------------------

* less than one percent of issued and outstanding shares of Common Stock of NeoMedia

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally voting power and/or investment power with respect to securities. Options to purchase shares of Common Stock currently exercisable or exercisable within sixty days of January 15, 1998 are deemed outstanding for computing the beneficial ownership percentage of the person holding such options but are not deemed outstanding for computing the beneficial ownership percentage of any other person. Except as indicated by footnote, to the knowledge of NeoMedia, the persons named in the table above have the sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  c/o NeoMedia Technologies, Inc.
     2201 Second Street, Suite 600
     Fort Myers, FL   33901

(3) Mr. Fritz may be deemed to be a parent and promoter of NeoMedia, as those terms are defined in the Securities Act of 1933, as amended. Shares beneficially owned include (i) 400 shares of Common Stock (100 shares owned by each of Mr. Fritz's four minor children for an aggregate of 400 shares) and (ii) 414,000 shares of Common Stock issuable upon exercise of two separate warrants to purchase Common Stock which are currently exercisable.

                                        7




(4) William E. Fritz, Secretary of NeoMedia, and his wife, Edna Fritz, are the general partners of this Limited Partnership and therefore each are deemed to b the beneficial owner of the 1,511,742 shares held in the Fritz Family Partnership. As Trustee of each of the Chandler R. Fritz 1994 Trust, Charles W. Fritz 1994 Trust and Debra F. Schiafone 1994 Trust, William E. Fritz is deemed to be the beneficial owner of the shares of NeoMedia held in each trust. Accordingly, Mr. William E. Fritz is deemed to be the beneficial owner of an aggregate of 1,687,209 shares (175,467 of which as a result of being trustee of the Chandler T. Fritz 1994 Trust, Charles W. Fritz 1994 Trust and Debra F. Schiafone 1994 Trust, and 1,511,742 shares as a result of being co-general partner of the Fritz Family Partnership). Mr. William E. Fritz may be deemed to be a parent and promoter of NeoMedia, as those terms are defined in the Securities Act.

(5) William E. Fritz is the Trustee of this Trust and therefore is deemed to be the beneficial owner of such shares.

(6) Chandler T. Fritz, son of William E. Fritz, is primary beneficiary of this trust.

(7) Charles W. Fritz, son of William E. Fritz and President and Chief Executive Officer of NeoMedia, is primary beneficiary of this trust.

(8) Debra F. Schiafone, daughter of William E. Fritz, is primary beneficiary of this trust.

(9) Represents options granted under NeoMedia's 1996 Stock Option Plan which are currently exercisable.

(10) c/o Barclay & Damisch Ltd.
     115 West Wesley Street
     Wheaton, IL    60187
     Includes 3,000 currently exercisable options to purchase shares of Common Stock granted under NeoMedia's 1996 Stock Option Plan. Does not include (i) 1,000 options which are not currently exercisable or exercisable within sixty days of January 15, 1998 and (ii) 1,000 shares of Common Stock owned by Mr. Barclay's adult child living at Mr. Barclay's home, beneficial ownership of which is disclaimed.

(11) c/o Keil & Keil Associates
     733 15th Street, N.W.
     Washington, DC 20005
     Includes 3,000 currently exercisable options to purchase shares of Common Stock granted under NeoMedia's 1996 Stock Option Plan. Does not include 1,000 options which are not currently exercisable or exercisable within sixty days of January 15, 1998.

(12) c/o 380 Gulf of Mexico Drive
     Long Boat Key, FL 34228
     Includes 3,000 currently exercisable options to purchase shares of Common Stock granted under NeoMedia's 1996 Stock Option Plan. Does not include 1,000 options which are not currently exercisable or exercisable within sixty days of January 15, 1998.

     (13) Includes an aggregate of 438,335 currently exercisable options to purchase shares of Common Stock granted under NeoMedia's 1996 Stock Option Plan and 414,000 currently exercisable warrants to purchase shares of Common Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information with respect to the compensation paid to (i) NeoMedia's Chief Executive Officer and (ii) each of NeoMedia's four other executive officers who received aggregate cash compensation in excess of $100,000 for services rendered to NeoMedia (collectively, "the Named Executive Officers") during the years ended December 31, 1997, 1996 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION(1)
                                               ------------------------------------
                                                             OTHER                      SECURITIES
                                                             ANNUAL                     UNDERLYING      ALL OTHER
                                                             COMPEN-                     WARRANTS/       COMPEN-
NAME AND PRINCIPAL POSITION        YEAR        SALARY        SATION         BONUS(2)     OPTIONS         SATION
---------------------------        ----       --------      --------       --------     ---------       ---------

Charles W. Fritz                   1997       $181,333       -----          -----       300,000(3)      $ 9,010(5)
President and Chief                1996        146,666       -----          $ 36,667    260,000(4)        5,486(5)
Executive Officer                  1995        110,000       -----          -----       -----           ----


Charles T. Jensen                  1997       $117,333       -----          -----       -----           $21,960(5)
Chief Financial Officer and        1996         95,000       -----          $ 50,782    90,386(6)         3,780(5)
Vice-President and Treasurer       1995(7)      10,833       -----          -----       -----           -----


Robert T. Durst, Jr.               1997       $150,500       $25,405(8)     -----       -----           $ 8,432(5)
Executive Vice-President           1996        104,994       -----          $ 22,967    153,657(6)        4,704(5)
                                   1995(9)    -----          -----          -----       -----           -----


Dan Trampel                        1997       $115,000       -----          -----       -----           $ 7,823(5)
Senior Vice-President - Sales      1996(10)     56,689       -----          $ 11,160    90,386(6)           500(5)
                                   1995(9)    -----          -----          -----       -----           -----


Kevin Leininger                    1997       $106,667       $13,531(11)    -----       -----           -----
Vice-President of Business         1996         85,955       -----          $ 13,430    94,906(6)       -----
Development                        1995        107,068(12)   -----          -----       -----           -----

--------------------------------------------------

(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for the Named Executive Officer for such year.
(2) The 1996 bonuses were paid in February, 1997, except $30,000 of the bonus to Mr. Jensen, which was paid in August, 1996.
(3) Represents a warrant, exercisable for a period of five years commencing December 11, 1997, to purchase up to 300,000 shares of Common Stock at an exercise price of $7.875.
(4) Represents a warrant, exercisable until November 25, 2001 to purchase up to 260,000 shares of Common Stock at an exercise price of $8.85 per share. In September, 1997, an aggregate of 146,000 shares were purchased

                                        9




     upon partial exercise of this warrant. Up to 114,000 shares may still be purchased in accordance with the provisions of this Warrant.
(5) Includes life insurance premiums where policy benefits are payable to beneficiary of the Named Executive Officer, and the corresponding income tax effects.
(6)  Represents options granted under NeoMedia's 1996 Stock Option Plan.
(7) Amounts cover the period from date of employment by NeoMedia in November, 1995 until December 31, 1995.
(8) Represents relocation and automobile expenses attributable to personal use of $15,713 and $9,692, respectively.
(9)  Was not employed by NeoMedia during this year.
(10) Amounts cover the period from the date of employment by NeoMedia in July, 1996 until December 31, 1996.
(11) Represents relocation expenses.
(12) Includes sales commissions of $29,568.

                          INCENTIVE PLAN FOR MANAGEMENT

         Effective as of January 1, 1996, NeoMedia adopted an annual Incentive Plan for Management ("Incentive Plan"), which provides for annual cash bonuses to eligible employees based upon the attainment of certain corporate and individual performance goals during the year. The Incentive Plan is designed to provide additional incentive to NeoMedia's management to achieve these growth and profitability goals. Participation in the Incentive Plan is limited to those employees holding positions assigned to incentive eligible salary grades and whose participation is authorized by NeoMedia's Compensation Committee (which administers the Incentive Plan, including determination of employees eligible for participation or exclusion). The Board of Directors can amend, modify or terminate the Incentive Plan for the next plan year at any time prior to the commencement of such next plan year.

         To be eligible for consideration for inclusion in the Incentive Plan, an employee must be on NeoMedia's payroll for the last three months of the year involved. Death, total and permanent disability, or retirement are exceptions to such minimum employment, and awards in such cases are granted on a pro-rata basis. In addition, where employment is terminated due to job elimination, a pro-rata award may be considered. Employees who voluntarily terminate their employment, or who are terminated by NeoMedia for unacceptable performance, prior to the end of the year are not eligible to participate in the Incentive Plan. All awards are subject to any governmental regulations in effect at the time of payment.

         Performance goals are determined for both NeoMedia's and the employee's performance during the year, and if performance goals are attained, eligible employees are entitled to an award based upon a specified percentage of their base salary.

         The following presents certain information on stock options and warrants for the Named Executive Officers of NeoMedia for the year ended December 31, 1997:



                          OPTION/WARRANT GRANTS IN 1997

                               (INDIVIDUAL GRANTS)
                          ------------------------------------------------------------------------
                         NUMBER OF           PERCENTAGE OF
                         SECURITIES          TOTAL OPTIONS/
                         UNDERLYING          WARRANTS
                         OPTIONS/            GRANTED TO
                         WARRANTS            EMPLOYEES IN
     NAME                GRANTED             1997               EXERCISE PRICE     EXPIRATION DATE
-----------------       ----------           --------------     --------------     ---------------

Charles W. Fritz        300,000(1)             100.0%(1)           $7.875             12/11/02

---------------------------------------------------

(1) Represents a warrant to purchase shares of Common Stock exercisable for five years commencing December 11, 1997. Since this was the only warrant granted to any employee of NeoMedia, it represents 100% of all warrants of this kind granted to employees. When combined with all options granted during the year ended December 31, 1997 under NeoMedia's 1996 Stock Option Plan, this warrant represents 50.5% of all options and warrants granted to employees by NeoMedia in fiscal 1997.


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth options exercised by NeoMedia's Named Executive Officers during fiscal 1997, and the number and value of all unexercised options at fiscal year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of NeoMedia's stock on December 31, 1997:

                                                       NUMBER OF
                                                       UNEXERCISED             VALUE OF
                                                       SECURITIES              UNEXERCISED IN-THE-
                                                       UNDERLYING              MONEY OPTIONS (AND
                                                       OPTIONS (AND            WARRANTS)  AT
                                                       WARRANTS) AT            DECEMBER 31, 1997
                                                       DECEMBER 31,            (BASED ON $9.094
                      SHARES                           1997                    PER SHARE)
                      ACQUIRED ON     VALUE            #EXERCISABLE/           #EXERCISABLE/
     NAME             EXERCISE        REALIZED         UNEXERCISABLE           UNEXERCISABLE
-------------------   -----------     --------        --------------           -------------------

Charles W. Fritz      146,000         $35,624            414,000/0               $393,516/0

Charles T. Jensen       --              --                90,386/0               $746,046/0

Robert T. Durst, Jr.    --              --               153,657/0             $1,268,285/0

Dan Trampel             --              --                90,386/0               $322,136/0

Kevin Leininger         --              --                94,906/0               $783,354/0

         For the year ended December 31, 1997, there have not been any long term incentive plan awards made to a Named Executive Officer.

                              EMPLOYMENT AGREEMENTS


         NeoMedia has entered into five year employment agreements ending April 30, 2001, with each of Charles W. Fritz, its President and Chief Executive Officer, and Charles T. Jensen, its Vice President, Chief Financial Officer and Treasurer, and with Robert T. Durst, Jr., its Executive Vice- President and Chief Technical Officer, ending March 31, 2001. The employment agreements for Messrs. Fritz, Durst and Jensen provide for an annual salary of $170,000, $140,000 and $110,000, respectively, subject to annual review by the Board of Directors which may increase but not decrease such salary, and participation in all benefits and plans available to executive employees of NeoMedia. Effective as of May 1, 1997, the Board of Directors increased the annual salary of Messrs. Fritz and Jensen to $187,000 and $121,000, respectively, and increased the annual salary of Mr. Durst to $154,000 effective April 1, 1997. Each employment agreement terminates upon the employee's death or retirement, and may be terminated by NeoMedia upon the employee's total disability, as defined in the agreement, or for cause which is defined, among other things, as the willful failure to perform duties, embezzlement, or conviction of a felony. In addition, Messrs. Fritz, Durst and Jensen participate in a special insurance disability plan and receive life insurance benefits not generally offered to other employees and are also entitled to certain severance benefits. These severance benefits vary depending upon the reason for termination and whether there has been a change in control of NeoMedia. If termination occurs by NeoMedia (except for cause or total disability) or by the employee for good reason, as defined in the employment agreement, the agreement provides that NeoMedia will pay to the terminated employee (i) his salary through the date of termination, (ii) any deferred and unpaid amounts due under NeoMedia's Incentive Plan for Management,
(iii) any accrued deferred compensation, (iv) an amount equal to two times the sum of his annual base salary plus his highest incentive compensation for the last two years, (v) unpaid incentive compensation including a pro-rata amount of contingent incentive compensation for uncompleted periods, (vi) in lieu of any stock options granted whether under NeoMedia's Stock Option Plan or otherwise (which are canceled upon the following payment), a cash amount equal to the aggregate spread between the exercise prices of all options held at such time by such terminated employee and the higher of the highest bid price of the common stock during the twelve months immediately preceding the date of termination, or the highest price per share of common stock actually paid in connection with any change in control (as defined in the employment agreement) of NeoMedia, provided that such payments do not violate the provisions of any option or the 1996 Stock Option Plan or other plan then in effect, (vii) an amount equal to any taxes payable on these payments, (viii) all relocation expenses if the terminated employee moves his principal residence more than 50 miles within one year from the date of termination, and (ix) all legal fees and expenses incurred as a result of the termination. In addition, unless termination is for cause, NeoMedia must continue to fund through the terminated employee's normal retirement age any key man insurance that is in effect on the date of termination, maintain in effect for the benefit of the terminated employee all employee benefit plans, programs, or arrangements in effect immediately prior to the date of termination. If the terminated employee's continued participation under such plan and programs is not allowable, NeoMedia is obligated to provide him with similar benefits. Each employment agreement provides that services may be performed for companies, other entities, and individuals (whether or not affiliated with NeoMedia) provided that the performance of such service does not prevent the employee from attending to the affairs of NeoMedia, and such companies are not in competition with NeoMedia. The employment agreements of Messrs. Fritz and Durst contain provisions prohibiting their competing with NeoMedia both during and, depending upon the reason for such termination, for one year following the termination of their employment.

                              DIRECTOR COMPENSATION

         Directors are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. Non-employee directors currently receive options to purchase 3,000 shares of NeoMedia's Common Stock upon election as a director and receive additional options to purchase 1,000 shares of NeoMedia's Common Stock as of the date of each annual meeting at which such person is re-elected and continues to serve as director. It is currently anticipated that in addition to receiving options upon election and re-election, directors will be granted options for attending directors' meetings, and the number of options currently granted upon election and re-election as a director will be increased.

                         OTHER MATTERS TO BE ACTED UPON
                     AT THE SPECIAL MEETING OF STOCKHOLDERS

         The management of NeoMedia knows of no other matters to be presented at the Special Meeting. Should any matter requiring a vote of the stockholders other than those listed in this Proxy Statement arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.


February 20, 1998                             /s/ WILLIAM E. FRITZ
Fort Myers, Florida                           ----------------------------
                                              William E. Fritz, Secretary

                                                                      APPENDIX A

                           NEOMEDIA TECHNOLOGIES, INC.

                             1998 STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN

     This Stock Option Plan (the "Plan") is intended as an incentive to key employees, consultants and directors of NeoMedia Technologies, Inc. (the "Company") and its subsidiaries. The purpose of the Plan is to assist the Company in retaining its employees with a high degree of training, experience and ability, to attract new employees and consultants whose services are considered unusually valuable and to provide stock ownership opportunities to the members of the Board of Directors of the Company who are not employees of the Company or a subsidiary ("Nonemployee Directors").

2.  GENERAL PROVISIONS

     2.1 Definitions

     As used in the Plan:

     (a) "Board of Directors" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

     (c) "Committee" means the options committee appointed by the Board of Directors from time to time to administer the Plan pursuant to Section 2.2.

     (d)  "Common Stock" means the Company's Common Stock, $.01 par value.

     (e) "Participant" means a person to whom a Stock Option has been granted under the Plan.

     (f) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended from time to time, or any successor rule.

     (g)  "Stock Option" means an option granted under the Plan.

     (h) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the total voting power of all classes of stock in one of the other corporations in such chain.

     2.2  Administration of the Plan

     (a) The Plan shall be administered by the Committee which shall at all times consist of two (2) or more persons, each of whom shall be a member of the Board of Directors. Each member of the Committee shall be a disinterested person (as such term is defined in Rule 16b-3). The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

     (b) The Committee shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options granted under it; (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); (iii) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; (iv) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan; and (v) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provision of the Plan or of any Stock Option shall be final, binding and conclusive. Members of the Committee shall be subject to any additional restrictions necessary to satisfy the disinterested administration of the Plan as required in Rule 16b-3.

     (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     (d) No member of the Committee shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the Committee against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person's own fraud or bad faith.

     2.3  Effective Date

     The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter, subject, however, to approval of the Plan by affirmative vote of the holders of a majority of the shares of the Common Stock present in person or by proxy and entitled to vote at an annual meeting of the shareholders of the Company or at a special meeting of the shareholders of the Company expressly called for such purposes, or any adjournments thereof, within 12 months after the adoption of the Plan by the Board of Directors. If the Plan is not approved at such annual or special meeting or at any adjournments thereof, this Plan and all Stock Options previously granted thereunder shall become null and void.

     2.4  Duration

     If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, this Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors.

     2.5  Shares Subject to the Plan

     The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 8,000,000. The Stock Options shall be subject to adjustment in accordance with Section 5, as appropriate, and shares to be issued upon exercise of Stock Options may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

     The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors, provided however, that without the approval of NeoMedia's stockholders, no amendment shall be made which (i) increases the maximum number of shares of Common Stock which may be subject to stock options granted under the Plan, except for specified adjustment provisions, (ii) extends the term of the Plan, (iii) increases the period during which a stock option may be exercised beyond ten years from the date of the grant, (iv) materially increase the benefits accruing to participants under the Plan, (v) materially modifies the requirements as to eligibility for participation in the Plan, or (vi) will cause stock options granted under the Plan to fail to meet the requirements of Rule 16b-3. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable. Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant's rights under any Stock Options previously granted to such Participant.

     2.7  Participants and Grants

         Stock Options may be granted by the Committee to (i) directors, officers and other full-time salaried employees of the Company and its Subsidiaries with managerial, professional or supervisory responsibilities and
(ii) consultants and advisors who render bona fide services to the Company and its Subsidiaries, in each case, where the Committee determines that such officer, employee, consultant or advisor has the capacity to make a substantial contribution to the success of the Company. The Committee may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Sections 2.5) as the Committee may, in its sole discretion, determine. In granting Stock Options under the Plan, the Committee, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Committee may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

     All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine.

     3.2  Price

     The purchase price per share of Common Stock subject to a Stock Option shall be determined by the Committee which may be less than the fair market value on the date of grant.

     3.3  Period

     The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten
(10) years from the date of grant thereof.

     3.4  Exercise

     Stock Options may be exercisable at such time or times as the Committee shall specify when granting the Stock Option subject to satisfaction of all conditions for exercise recited herein and in the Option Agreement. Without limiting the foregoing, the Stock Option may not be exercised unless the Participant at the time of such exercise shall have been in continuous employ of, or relationship with, the Company up to the date of exercise and unless the Committee has provided to the Participant a written determination no more than 30 days prior to the exercise date that the individual job performance of the Participant merits the Participant's right to exercise such Stock Option. The Committee shall be entitled to act in its sole discretion and the decision of the Committee as to the Participant's right to exercise the Participant's Stock Option shall be final, binding and conclusive on the Participant. Failure of the Committee to deliver to the Participant such a written determination shall be deemed a determination that the Participant is not entitled to exercise such Stock Option.

     Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

     The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by
Section 6.1, may be paid:

     (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

     (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate fair market value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such fair market value upon the exercise of such Stock Option; or

     (c)  By a combination of both (a) and (b) above.

The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Termination of Employment or Other Relationship

     (a) In the event a Participant's employment by, or relationship with, the Company shall terminate for any reason other than those reasons specified in Sections 3.6(b), (c), (d), (e) or (g) hereof while such Participant holds Stock Options granted under the Plan, then all rights of any kind under any outstanding Option held by such Participant which shall not have previously lapsed or terminated shall expire immediately.

     (b) If a Participant's employment by, or relationship with, the Company or its Subsidiaries shall terminate as a result of such Participant's total disability, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by such Participant for a period of one year after termination but only to the extent the Option is otherwise exercisable during that period. For purposes of the foregoing sentence, "total disability" shall mean permanent mental or physical disability as determined by the Committee.

     (c) In the event of the death of a Participant, each Stock Option held by such Participant (which has not previously lapsed or terminated) shall be exercisable by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution, for a period of one year after such Participant's death but only to the extent the Option is otherwise exercisable during that period.

     (d) In the case of a Participant who is an employee of the Company, if a Participant's employment by the Company shall terminate by reason of such Participant's retirement in accordance with Company policies, each Stock Option held by such Participant at the date of termination (which has not previously lapsed or terminated) shall be exercisable for a period of three (3) months after termination, but only to the extent the Option is otherwise exercisable during that period.

     (e) In the event the Company terminates the employment of a Participant who at the time of such termination was an officer of the Company and had been continuously employed by the Company during the two (2) year period immediately preceding such termination, for any reason except "good cause" (hereafter defined) and except upon such Participant's death, total disability or retirement in accordance with Company policies, each Stock Option held by such Participant (which has not previously lapsed or terminated and which has been held by such Participant for more than six (6) months prior to such termination) shall be exercisable for a period of three (3) months after such termination, but only to the extent the Option is otherwise exercisable during that period. A termination for "good cause" shall be deemed to have occurred only if the Participant in question (i) is terminated by written notice for dishonesty, because of his conviction of a felony, or because of his violation of any material provision of any employment or other agreement, written or oral, with the Company or any of its Subsidiaries, or (ii) shall voluntarily resign or terminate his employment with the Company or any of its Subsidiaries under or followed by such circumstances as would constitute a breach of any material provision of any employment or other agreement between him and the Company or any of its Subsidiaries, or (iii) shall have committed an act of dishonesty not discovered by the Company or any of its Subsidiaries prior to the cessation of his employment with the Company or any of its Subsidiaries, but which would have resulted in his discharge if discovered prior to such date, or (iv) shall, either before or after cessation of his employment with the Company or any of its Subsidiaries, without the written consent of the Company or any of its Subsidiaries, use (except for the benefit of the Company or any of its Subsidiaries) or disclose to any other person any confidential information relating to the continuation or proposed continuation of the business or any trade secrets of the Company of any of its Subsidiaries obtained as a result of or in connection with such employment.

     (f) Notwithstanding the foregoing, if at any time after termination a Participant engages in "detrimental activity" (as hereinafter defined), the Committee in its discretion may cause the Participant's right to exercise such option to be forfeited. If an allegation of detrimental activity by a Participant is made to the Committee, the exercisability of the Participant's options will be suspended for up to two months to permit the investigation of such allegation. For purposes of this section, "detrimental activity" means activity that is determined by the Committee in its sole and absolute discretion to be detrimental to the interests of the Company or any of its Subsidiaries, including but not limited to situations where such
          Participant: (1) divulges trade secrets of the Company, proprietary data or other confidential information relating to the Company or to the business of the Company and any Subsidiaries, (2) enters into employment with a competitor under circumstances suggesting that such Participant will be using unique or special knowledge gained as a Company employee to compete with the Company, (3) is convicted by a court of competent jurisdiction of any felony or a crime involving moral turpitude, (4) uses information obtained during the course of his or her employment for his or her own purposes, such as for the solicitation of business, (5) is determined to have engaged (whether or not prior to termination due to retirement) in either gross misconduct or criminal activity harmful to the Company, or (6) takes any action that harms the business interests, reputation, or goodwill of the Company and/or its subsidiaries.

     (g) In the case of Stock Options granted to a nonemployee director who ceases to be a member of the Board of Directors, such Stock Options then held by such individual shall be exercisable within one year after such termination of service.

     3.7  Effect of Leaves of Absence

     It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or any of its Subsidiaries. In case of such leave of absence, the employment relationship shall be deemed to have continued until the later of
(i) the date when such leave shall have lasted ninety (90) days in duration, or
(ii) the date as of which the Participant's right to employment shall have no longer been guaranteed either by statute or contract.

4.   ASSIGNABILITY OF STOCK OPTIONS

     Stock Options granted under the Plan shall not be assignable or otherwise transferable by the recipient except by will or the laws of intestate succession, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. Otherwise, Stock Options granted under this Plan shall be exercisable during the lifetime of the Participant only by the Participant for his or her individual account, and no purported assignment or transfer of such Stock Options thereunder, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the purported assignee or transferee any interest or right therein whatsoever but immediately upon any such purported assignment or transfer, or any attempt to make the same, such Stock Options thereunder shall terminate and become of no further effect.

5.   REORGANIZATION AND RECAPITALIZATION OF THE COMPANY

     (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (b) Except as hereinafter provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Stock Options granted hereunder.

     (c) If, and whenever, prior to the delivery by the Company or a Subsidiary of all of the shares of Common Stock which are subject to the Stock Options or rights granted hereunder, the Company shall effect a subdivision or consolidation of shares or other capital readjustments, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, the number of shares subject to the Plan shall be proportionately adjusted and the number of shares with respect to which Stock Options granted hereunder may thereafter be exercised shall:

          (i) in the event of an increase in the number of outstanding shares, be proportionately increased, and the cash consideration (if any) payable per share shall be proportionately reduced; and

          (ii) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration (if any) payable per share shall be proportionately increased.

     (d) If the Company merges with one or more corporations, or consolidates with one or more corporations and the Company shall be the surviving corporation, thereafter, upon any exercise of Stock Options granted hereunder, the Participant shall, at no additional cost (other than the option price, if any) be entitled to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Stock Options shall then be exercisable the number and class of shares of stock or other securities to which the Participant would have been entitled pursuant to the terms of the agreement of merger or consolidation, if immediately prior to such merger or consolidation the Participant had been the holder of record of the number of shares of Common Stock of the Company equal to the number of shares as to which such Stock Options shall be exercisable. Upon any reorganization, merger or consolidation where the Company is not the surviving corporation, the Committee shall have the right to make all outstanding options vest and be exercisable immediately, by giving notice to each holder thereof or his or her personal representative and by permitting the exercise for a period not to exceed ninety (90) days from the date of such determination by the Committee. Upon liquidation or dissolution of the Company, all outstanding options shall be cancelled.

6.   MISCELLANEOUS PROVISIONS

     6.1  Withholding

     The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     6.2  Compliance with Law and Approval of Regulatory Bodies

     No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NASDAQ Small Cap Market and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     6.3  No Right to Employment

     Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefore, to the same extent as might have been done if the Plan had not been adopted.

     6.4  Exclusion from Pension Computations

     By acceptance of a grant of a Stock Option under the Plan, the Participant shall be deemed to agree that any income realized upon the receipt or exercise thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     6.5  Abandonment of Options

         A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     6.6  Severability as to Rule 16b-3

     If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     6.7  Interpretation of the Plan

     Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     6.8  Use of Proceeds

     Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     6.9  Construction of Plan

     The place of administration of the Plan shall be in the State of Florida, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Florida.

                           NEOMEDIA TECHNOLOGIES, INC.
                      SPECIAL STOCKHOLDERS' MEETING BALLOT

1. To approve increasing the authorized
   number of shares of Common Stock to
   50,000,000 and to approve the creation
   of 10,000,000 shares of Preferred Stock   FOR ___   AGAINST ___   ABSTAIN ___


2. To approve the 1998 Stock Option Plan     FOR ___   AGAINST ___   ABSTAIN ___



                                      Dated:________________________, 1998

No. of Shares ____________                  ____________________________________
                                            Signature

                                            ____________________________________
                                            Signature

                                            IMPORTANT: Please date and sign this
                                            ballot. If shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give title as such. If a
                                            corporation, please sign in full
                                            corporate name by president or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.